UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2017 (May 3, 2017)

Gray Television, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-13796	58-0285030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

4370 Peachtree Road, Atlanta GA	30319
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(404) 504-9828

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (the “Board”) of Gray Television, Inc. (the “Company”), previously approved, subject to shareholder approval, the Gray Television, Inc. 2017 Equity and Incentive Compensation Plan (the “Plan”). The Company’s shareholders approved the Plan at the Company’s 2017 Annual Meeting of Shareholders (the “Annual Meeting”) held on May 3, 2017. A detailed summary of the material terms of the Plan appears under the caption “Proposal 4 – Approval of the Gray Television, Inc. 2017 Equity and Incentive Compensation Plan” in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2017, which description is incorporated by reference herein.

Item 5.07 – Submission of Matters to a Vote of Security Holders

On May 3, 2017, the Company held the Annual Meeting. The results of voting on the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting were as follows:

Proposal No. 1 (Election of Directors):

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Hilton H. Howell, Jr.	94,671,187	2,550,906	23,290,034
Howell W. Newton	90,451,616	6,770,477	23,290,034
Richard L. Boger	89,487,355	7,734,738	23,290,034
T.L. Elder	95,324,262	1,897,831	23,290,034
Robin R. Howell	94,305,925	2,916,168	23,290,034
Luis A. Garcia	91,760,765	5,461,328	23,290,034
Richard B. Hare	95,596,732	1,625,361	23,290,034
Elizabeth R. Neuhoff	94,314,186	2,907,907	23,290,034
Hugh E. Norton	89,955,893	7,266,200	23,290,034

 Proposal No. 2 (Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (the “say-on-pay vote”)):

Votes For	Votes Against	Abstain	Broker Non-Votes
58,286,633	38,225,694	709,766	23,290,034

Proposal No. 3 (Approval, on a non-binding advisory basis, of the frequency (every one, two or three years) of the Company’s future non-binding advisory say-on-pay votes):

1 Year	2 Years	3 Years	Abstain
37,806,272	318,924	57,590,843	1,506,054

Proposal No. 4 (Approval of the Gray Television, Inc. 2017 Equity and Incentive Compensation Plan):

Votes For	Votes Against	Abstain	Broker Non-Votes
72,962,714	24,047,128	212,251	23,290,034

Proposal No. 5 (Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2017):

Votes For	Votes Against	Abstain
118,230,470	1,632,213	649,444

In light of the results of the advisory vote on proposal No. 3 above, the Board determined that the Company will hold future say-on-pay votes every three years until the next required advisory vote on the frequency of say-on-pay votes, which will be no later than the Company’s annual meeting of shareholders in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC.

By:	/s/ James C. Ryan
Name: James C. Ryan
Title: Executive Vice President and Chief Financial Officer

Date: May 5, 2017

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